UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 25, 2005 (February 15, 2005)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	1-32213	20-0404134
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038 (Zip Code)

(Address of principal executive office)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 15, 2005 (the "Effective Date"): (i) we entered into the Master Loan and Security Agreement (the "MLSA"), between MortgageIT, Inc. and MortgageIT Holdings, Inc. (each, a "Borrower" and collectively, the "Borrower" or the "Borrowers") and Greenwich Capital Financial Products, Inc. ("Greenwich"); (ii) we entered into the Custodial Agreement (the "Greenwich Custodial Agreement"), between the Borrowers, Greenwich and Deutsche Bank Trust Company Americas; and (iii) we executed the Promissory Note (the "Note," and together with the MLSA and the Custodial Agreement, the "Greenwich Facility") in favor of Greenwich for the principal sum of Two Hundred Fifty Million Dollars ($250,000,000). Pursuant to the Greenwich Facility, Greenwich will provide financing from time to time to provide interim funding for the origination or acquisition of certain mortgage loans, which mortgage loans shall secure Advances (as defined in the MLSA) to be made by Greenwich under the MLSA. The Greenwich Facility is an uncommitted facility. Initially, the Maximum Credit (as defined in the MLSA) available under the Greenwich Facility is $250 million, but may be increased to $450 million by written agreement of the Borrowers and Greenwich within 120 days of the Effective Date.

On March 17, 2005, we entered into: (i) the Master Repurchase Agreement, dated as of March 11, 2005 (the "MRA"), between the Borrowers and Credit Suisse First Boston Mortgage Capital LLC ("CSFB"); and (ii) the Custodial Agreement, dated as of March 11, 2005 (the "CSFB Custodial Agreement," and together with the MRA, the "CSFB Facility"), between the Borrowers, CSFB and Deutsche Bank National Trust Company. Pursuant to the CSFB Facility, CSFB will provide financing from time to time to provide interim funding for the origination or acquisition of certain mortgage loans, which mortgage loans shall secure the funds advanced by CSFB under the MRA. The CSFB Facility is a partially committed facility, with a Maximum Aggregate Purchase Price (as defined in the MRA) of $400 million and a Maximum Committed Purchase Price of $200 million.

The Greenwich Facility and the CSFB Facility are subject to sub-limits, advance rates and terms that vary depending on the type of mortgage loans securing these facilities. The Greenwich Facility and the CSFB Facility bear interest at LIBOR plus a spread based on the types of loans being funded. The documents governing the Greenwich Facility and the CSFB Facility contain a number of compensating balance requirements and restrictive financial and other covenants that, among other things, require us to maintain a minimum ratio of total liabilities to tangible net worth, minimum levels of tangible net worth, liquidity and stockholders' equity and maximum leverage ratios, as well as to comply with applicable regulatory and investor requirements. The foregoing descriptions of the MLSA, the Greenwich Custodial Agreement, the Note, the MRA and the CSFB Custodial Agreement are qualified in their entirety by reference to the MLSA, the Greenwich Custodial Agreement, the Note, the MRA and the CSFB Custodial Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

On March 7, 2005, we entered into Amendment No. 7 to Amended and Restated Master Repurchase Agreement ("Amendment No. 7"), by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT, Inc. and MortgageIT Holdings, Inc. (together with MortgageIT, the "Sellers"), which amends the Amended and Restated Master Repurchase Agreement, dated as of August 4, 2004, as amended by Amendment No. 1, dated as of September 21, 2004, Amendment No. 2, dated as of November 11, 2004, Amendment No. 3, dated as of November 18, 2004, Amendment No. 4, dated as of December 8, 2004, Amendment No. 5, dated as of December 10, 2004 and Amendment No. 6, dated as of December 17, 2004 (the "Amended Repurchase Agreement"). The only significant changes to the Amended Repurchase Agreement resulting from Amendment No. 7 are: (i) to adjust the sub-limit for the aggregate Purchase Price (as defined in the Amended Repurchase Agreement) of all Wet-Ink Mortgage Loans (as defined in the Amended Repurchase Agreement) (x) with respect to the first five (5) Business Days (as defined in the Amended Repurchase Agreement) of a month and the last five (5) Business Days of a month, $275,000,000 or (y) with respect to all other times, $200,000,000; (ii) to amend the definition of Purchase Price Percentage with respect to Sub-prime Mortgage Loans to mean 98%; and (iii) to amend the definition of Pricing Spread to mean 0.70%. The foregoing description of Amendment No. 7 is qualified in its entirety by reference to Amendment No. 7, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

* * * *

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from MortgageIT Holdings, Inc.'s expectations include, but are not limited to, MortgageIT, Inc.'s continued ability to originate new loans, including loans that we deem suitable for our securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in MortgageIT Holdings, Inc.'s Registration Statement on Form S-11 that was declared effective by the Securities and Exchange Commission (SEC) on July 29, 2004 and from time to time in MortgageIT Holdings, Inc.'s SEC Reports. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views as of the date of this report. The factors noted above could cause our actual results to differ significantly from those contained in any forward-looking statement. MortgageIT Holdings, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in MortgageIT Holdings, Inc.'s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

10.1	Master Loan and Security Agreement, dated as of February 15, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc. and Greenwich Capital Financial Products, Inc.
10.2	Custodial Agreement, dated as of February 15, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc., Greenwich Capital Financial Products, Inc. and Deutsche Bank Trust Company Americas.
10.3	Promissory Note, dated as of February 15, 2005, by MortgageIT, Inc. and MortgageIT Holdings, Inc., in favor of Greenwich Capital Financial Products, Inc., for the principal sum of Two Hundred Fifty Million Dollars ($250,000,000).
10.4	Master Repurchase Agreement, dated as of March 11, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc. and Credit Suisse First Boston Mortgage Capital LLC.
10.5	Custodial Agreement, dated as of March 11, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc., Credit Suisse First Boston Mortgage Capital LLC and Deutsche Bank National Trust Company.
10.6	Amendment No. 7 to Amended and Restated Master Repurchase Agreement, dated March 7, 2005, between MortgageIT Holdings, Inc., MortgageIT, Inc. and Merrill Lynch Mortgage Capital Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By: /s/ JOHN R. CUTI

John R. Cuti Secretary

Date: March 25, 2005

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated March 25, 2005 (February 15, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Loan and Security Agreement, dated as of February 15, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc. and Greenwich Capital Financial Products, Inc.
10.2	Custodial Agreement, dated as of February 15, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc., Greenwich Capital Financial Products, Inc. and Deutsche Bank Trust Company Americas.
10.3	Promissory Note, dated as of February 15, 2005, by MortgageIT, Inc. and MortgageIT Holdings, Inc., in favor of Greenwich Capital Financial Products, Inc., for the principal sum of Two Hundred Fifty Million Dollars ($250,000,000).
10.4	Master Repurchase Agreement, dated as of March 11, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc. and Credit Suisse First Boston Mortgage Capital LLC.
10.5	Custodial Agreement, dated as of March 11, 2005, between MortgageIT, Inc. and MortgageIT Holdings, Inc., Credit Suisse First Boston Mortgage Capital LLC and Deutsche Bank National Trust Company.
10.6	Amendment No. 7 to Amended and Restated Master Repurchase Agreement, dated March 7, 2005, between MortgageIT Holdings, Inc., MortgageIT, Inc. and Merrill Lynch Mortgage Capital Inc.